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                                                                   EXHIBIT 10.11

                          RACING CHAMPIONS CORPORATION

                              STOCK INCENTIVE PLAN


                      Article 1. Establishment and Purpose

         1.1 Establishment. Racing Champions Corporation, a Delaware corporation (the "Company"), hereby establishes a stock option plan for employees and others providing services to the Company, as described herein, which shall be known as the Racing Champions Corporation 1997 Stock Incentive Plan (the "Plan"). It is intended that certain of the options issued pursuant to the Plan to employees of the Company may constitute incentive stock options within the meaning of section 422 of the Internal Revenue Code, and that other options issued pursuant to the Plan shall constitute nonstatutory options. The Board shall determine which options are to be incentive stock options and which are to be nonstatutory options and shall enter into option agreements with recipients accordingly.

         1.2 Purpose. The purpose of the Plan is to provide a means for the Company to attract and retain competent personnel and to provide to participating directors, officers and other key employees long term incentives for high levels of performance by providing them with a means to acquire a proprietary interest in the Company's success.

                             Article II. Definitions

         2.1 Definitions. For purposes of this Plan, the following terms shall be defined as follows:

        (a)       "Board" means the Board of Directors of the Company.

        (b) "Cause" means the definition of Cause in Optionee's employment agreement, if any, with the Company. If no such employment agreement or definition in such agreement exists, Cause means (i) breach by Optionee of any covenant not to compete or confidentiality agreement with the Company, (ii) failure by Optionee to substantially perform his duties to the reasonable satisfaction of the Board, (iii) serious misconduct by Optionee which is demonstrably and substantially injurious to the Company, (iv) fraud or dishonesty by Optionee with respect to the Company, (v) material misrepresentation by Optionee to a stockholder or director of the Company or (vi) acts of negligence by Optionee in performance of


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                  Optionee's duties that are substantially injurious to the
                  Company. The Board, by majority vote, shall make the determination of whether Cause exists.

        (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        (d) "Commission" means the Securities and Exchange Commission or any successor agency.

        (e) "Committee" means the Committee provided for by Article IV hereof, which may be created at the discretion of the Board.

        (f) "Company" means Racing Champions Corporation, a Delaware corporation.

        (g) "Consultant" means any person or entity, including an officer or director of the Company who provides services (other than as an Employee) to the Company and includes a Qualified Director, as defined below.

        (h) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to section 9.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to purchase upon exercise of an Option.

        (i) "Employee" means any person, including an officer or director of the Company, who is employed by the Company.

        (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

        (k) "Fair Market Value" means the fair market value of Stock upon which an Option is granted under this Plan, as determined by the Board. If the Stock is traded on an over-the-counter securities market or national securities exchange, "Fair Market Value" shall mean an amount equal to the average of the highest and lowest reported sales prices of the Stock reported on such over-the-counter market or such national securities exchange on the applicable date or, if no sales of Stock have been reported for that date, on the next preceding date for which sales where reported.

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        (l)       "Incentive Stock Option" means an Option granted under this
                  Plan which is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code.

        (m) "IRS" means the Internal Revenue Service, or any successor agency.

        (n) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of section 422 of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of section 422 of the Code applicable to incentive stock options.

        (o) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be an Incentive Stock Option, a Nonstatutory Option or a Reload Option.

        (p) "Optionee" means an Employee or Consultant holding an Option under the Plan.

        (q)       "Parent Corporation" shall have the meaning set forth in
                  section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

        (r) "Qualified Director" means a director who is both (a) a "Non-Employee Director" as defined in Rule 16b-3(b)(3)(i), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission, and (b) an "Outside Director" as defined by section 162(m) of the Code and the regulations promulgated thereunder, or any successor definition adopted by the IRS.

        (s)       "Reload Option" means an Option granted pursuant to section
                  8.1 of this Plan.

        (t) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

        (u) "Significant Stockholder" means an individual who, within the meaning of section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all

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                  classes of stock of the Company. In determining whether an individual is a Significant Stockholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in section 424(d) of the Code.

        (v) "Stock" means the Common Stock, par value $.01 per share, of the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender and the definition of any term herein in the singular shall also include the plural.

                   Article III. Eligibility and Participation.

         3.1 Eligibility and Participation. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                           Article IV. Administration.

         4.1 Administration. The Board shall be responsible for administering the Plan.

         The Board is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations or other actions made or taken by the Board pursuant to the provisions of this Plan shall be final and binding and conclusive for all purposes and upon all persons.

         At the discretion of the Board, this Plan may be administered by a Committee which shall be a compensation committee of the Board, consisting solely of two or more Qualified Directors. The members of such Committee may be directors who are eligible to receive Options under this Plan, but Options may

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be granted to such persons only by action of the full Board and not by action of the Committee. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under this Plan and, by resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of the Plan.

         The Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds of the members of the Committee.

         Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

         The Board shall have all of the enumerated powers of the Committee but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         4.2 Special Provisions for Grants to Officers or Directors. Rule 16b-3 provides that the grant of a stock option to a director or officer of a company subject to the Exchange Act will be exempt from the provisions of
Section 16(b) of the Exchange Act if the conditions set forth in Rule 16b-3 are satisfied. Unless otherwise specified by the Board, grants of Options hereunder to individuals who are officers or directors of the Company for purposes of
Section 16(b) of the Exchange Act shall be made in a manner that satisfies the conditions of Rule 16b-3.

                      Article V. Stock Subject to the Plan.


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         5.1      Number. The total number of shares of Stock hereby made
available and reserved for issuance under the Plan shall be 600,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 Unused Stock; Payment with Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan. In addition, upon the full or partial payment of any option price by the transfer to the Company of shares of Stock pursuant to section 7.7, upon satisfaction of tax withholding obligations with shares of Stock pursuant to section 15.1 or any other payment made or benefit realized under this Plan by the transfer or relinquishment of shares of Stock, only the net number of shares of Stock actually issued or transferred by the Company, after subtracting the number of shares of Stock so transferred or relinquished, will be charged against the maximum share limitation set forth in section 5.1 above.

         5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                        Article VI. Duration of the Plan.

         6.1 Duration of the Plan. The Plan shall be in effect for ten years from the date of its approval by the Company's stockholders. Any Options outstanding at the end of such period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of such period if all Stock subject to the Plan has been purchased pursuant to the exercise of Options granted under the Plan.

                      Article VII. Terms of Stock Options.

         7.1 Grant of Options. Subject to section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the


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Board; provided, however, that Consultants may receive only Nonstatutory Options and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employee or Consultant, their present and potential contributions to the Company, and such other factors as the Board in its discretion shall deem relevant. The Board shall also determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         In the cases of Incentive Stock Options, the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporation and any subsidiary corporations of the Company) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation.")

         Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

         7.2 No Tandem Options. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under section 422 of the Code.

         7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by section 11.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms and conditions as shall be determined by the Board at the time of grant of the Option.

         All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.


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         7.4      Option Price. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Stockholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board.

         7.5 Term of Options. Each Option shall expire at such time as the Board shall determine when it is granted, provided, however, that no Option shall be exerciseable later than the tenth anniversary date of its grant.

         7.6 Exercise of Options. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

         7.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Such payment may be made in cash, outstanding shares of Stock, in combinations thereof, or any other method of payment approved by the Board; provided, however, that (i) the deposit of any withholding tax shall be made in accordance with applicable law and (ii) that such shares of Stock used to pay the exercise price have been held by the Participant for at least six months prior to the exercise date. If shares of Stock are being used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option at the Fair Market Value of the shares. Any certificates evidencing shares of Stock used to pay the purchase price shall be accompanied by stock powers duly endorsed in blank by the registered holder of the certificate (with signatures thereon guaranteed). In the event the certificates tendered by the holder in such payment cover more shares than are required for such payment, the certificate shall also be accompanied by instructions from the holder to the Company's transfer agent with regard to the disposition of the balance of the shares covered thereby.

                          Article VIII. Reload Options.

         8.1 Grants of Reload Options. Concurrently with any award of Options, the Board may grant Reload Options to purchase a number of shares of Stock equal to the sum of (i) the number of outstanding shares of Stock used to exercise the underlying Option pursuant to section 7.7, and (ii) the number of shares of Stock used to satisfy any tax withholding requirement incident to the exercise of

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the underlying Options pursuant to section 15.1. If the Board grants
Reload Options in connection with a grant of Options, the Option Agreement with respect to such underlying Options shall state that Reload Options have been granted with respect to the underlying Options. Upon exercise of an underlying Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement. No additional Reload Options will be granted to the Optionee when Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

         8.2 Terms of Reload Options. A Reload Option will be subject to all of the terms and conditions of the underlying Option, except that (i) the option price per share of Stock purchasable under a Reload Option shall be equal to the Fair Market Value of the Stock at time of grant upon exercise of the underlying Option, and (ii) the term of the Reload Option will equal the remaining option term of the underlying Option.

          Article IX. Written Notice, Issuance of Stock Certificates,
                             Stockholder Privilege.

         9.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the Options exercised, as provided in section 7.7 above, must accompany the written notice.

         9.2 Issuance of Stock Certificate. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

         9.3 Privileges of a Stockholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such Stock.

                Article X. Termination of Employment or Services.

         Except as otherwise expressly specified by the Board, all Options granted under this Plan shall be subject to the following termination provisions.

         10.1 Death. If an Optionee's employment in the case of an Employee, or provision of services as a Consultant in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the


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Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

         10.2 Termination Other Than for Cause or Due to Death. In the event of an Optionee's termination of employment in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, other than for Cause or by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code section 422, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the original term of the Option. Options not exercised within the applicable period specified above shall terminate.

         In the case of an Employee, a change of duties or position within the Company, if any, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board shall approve with respect to the effect of approved leaves of absence upon termination of employment.

         10.3 Termination for Cause. In the event of an Optionee's termination of employment in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company for Cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                         Article XI. Rights of Optionees

         11.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         11.2 Nontransferability. Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

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                      Article XII. Amendment, Modification
                           and Termination of the Plan

         12.1     Amendment, Modification, and Termination of the Plan.
The Board may at any time terminate and from time to time may amend or modify the Plan provided, however, that no such action of the Board, without approval of the stockholders, may:

                  (a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

                  (b) change the class of Employees or Consultants eligible to receive Options; or

                  (c)      extend the maximum exercise period under section 7.5.

No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                Article XIII. Acquisition, Merger and Liquidation

         13.1 Acquisition. Notwithstanding anything herein to contrary, in the event that an Acquisition (as defined below) occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees for each Option of an amount equal to a reasonable, good faith estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price per share of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger


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or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

         Where the Company does not exercise its option under this section 13.1, the remaining provisions of this Article XIII shall apply, to the extent applicable.

         13.2 Merger or Consolidation. Subject to section 13.1 and to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

         13.3 Other Transactions. Subject to section 13.1, dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of the dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of the Code.

                      Article XIV. Securities Registration

         14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other

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statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, and (b) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel to the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                           Article XV. Tax Withholding

         15.1 Tax Withholding. Whenever shares of Stock are to be issued in satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements. Unless otherwise determined by the Board, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

                          Article XVI. Indemnification

         16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


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                        Article XVII. Requirements of Law

         17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.2 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware.

                       Article XVIII. Compliance with Code

         18.1 Compliance with Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code. Options granted hereunder to any person who is a "covered employee" under Code section 162(m) at any time when the Company is subject to Code section 162(m) are intended to qualify as performance-based compensation within the meaning of Code section 162(m)(4)(C). If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Options granted under this Plan to such "covered employees" being treated as performance-based compensation under Code section 162(m).




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